                                                                     EXHIBIT 4.5
                                                                     -----------

                                AMENDMENT NO. 1
                                      TO
                            STOCKHOLDERS' AGREEMENT

     This Amendment No. 1 to Stockholders' Agreement (this "Amendment") dated as
                                                            ---------
of October 13, 1998 is entered into by and among FirstAmerica Automotive, Inc., a Delaware corporation (the "Company"), Thomas Price and Donald Strough (the
                             -------
"Principals"), and the holders of a majority of the shares of Common Stock held
-----------
by TCW Stockholders (the "TCW Stockholders").

     WHEREAS, the parties hereto desire to modify the definitions of the terms, "TCW" and "Initial TCW Holders" as defined in Section 1 of the Stockholders' Agreement dated as of July 11, 1997, by and among the Company and its stockholders.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  For all purposes of this Amendment:
                 -----------

           (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Stockholders' Agreement; and

           (b) The terms "hereby," "hereto," "hereof" and "herewith" and other words of similar import refer to this Amendment.

     Section 2.  New Definition of "TCW."
                 ----------------------

           (a) The definition of "TCW" in Section 1 of the Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:


               "TCW" means collectively, TCW/Crescent Mezzanine Partners, L.P.,
                ---
               a Delaware limited partnership, TCW Mach I Partners, L.P., a Delaware limited partnership and TCW Shared Opportunity Fund II, L.P., a Delaware limited partnership, TCW Leveraged Income Trust, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust, a Delaware business trust (collectively, the "Initial TCW Holders"), and such Persons to whom TCW Transfers Securities in a manner permitted by this Agreement, provided, that the Principals and their Affiliates shall not become "TCW" by acquiring Securities from TCW.

     Section 3.  Miscellaneous.
                 -------------

           (a) THIS AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

           (b) Upon the execution and delivery of this Amendment, the Stockholders' Agreement shall be amended in accordance herewith and this Amendment shall for a part of the Stockholders' Agreement for all purposes, and the parties hereto shall be bound by the Stockholders' Agreement, as amended.

           (c) This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

           (d) The Section headings of this Amendment are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

                                     [Signatures Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed by the parties set forth below as of the date first written above.


                                    The COMPANY:


                                    FIRST AMERICA AUTOMOTIVE, INC.



                                    By:   /s/ Thomas A. Price
                                        ---------------------------------
                                    Name:   Thomas A. Price
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


                                    The Principals:



                                    /s/ Thomas A. Price
                                    ---------------------------------
                                    Thomas A. Price




                                    /s/ Donald Strough
                                    ---------------------------------
                                    Donald Strough



                                    TCW STOCKHOLDERS:

                                    TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                                    TCW/CRESCENT MEZZANINE TRUST
                                    TCW CRESCENT MEZZANINE INVESTMENT
                                    PARTNERS, L.P.


                                    By:  TCW/CRESCENT MEZZANINE, L.L.C.,
                                         its general partner or managing owner



                                    By:   /s/ John C. Rocchio
                                        ---------------------------------
                                    Name:   John C. Rocchio
                                          -------------------------------
                                    Title:   Managing Director
                                           ------------------------------

                                    TCW LEVERAGED INCOME TRUST, L.P.

                                    By:  TCW ADVISORS (BERMUDA), LIMITED,
                                         as General Partner



                                    By:   /s/ Jean-Marc Chapus
                                        ---------------------------------
                                    Name:   Jean-Marc Chapus
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


                                    By:  TCW INVESTMENT MANAGEMENT
                                         COMPANY,
                                         as Investment Advisor



                                    By:   /s/ John C. Rocchio
                                        ---------------------------------
                                    Name:   John C. Rocchio
                                          -------------------------------
                                    Title:   Managing Director
                                           ------------------------------


                                    TCW LEVERAGED INCOME TRUST II, L.P.

                                    By:  TCW (LINC II), L.P.,
                                         as General Partner


                                         By:  TCW ADVISORS (BERMUDA), LIMITED,
                                              as general partner


                                    By:   /s/ Jean-Marc Chapus
                                        ---------------------------------
                                    Name:   Jean-Marc Chapus
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


                                    By:  TCW INVESTMENT MANAGEMENT
                                         COMPANY,
                                         as Investment Advisor



                                    By:   /s/ John C. Rocchio
                                        ---------------------------------
                                    Name:   John C. Rocchio
                                          -------------------------------
                                    Title:   Managing Director
                                           ------------------------------

                                    CRESCENT/MACH I PARTNERS, L.P.

                                    By:  TCW ASSET MANAGEMENT COMPANY,
                                         as investment manager and
                                         attorney-in-fact


                                    By:   /s/ Jean-Marc Chapus
                                        ---------------------------------
                                    Name:   Jean-Marc Chapus
                                          -------------------------------
                                    Title:   President
                                           ------------------------------


                                    By:   /s/ John C. Rocchio
                                        ---------------------------------
                                    Name:   John C. Rocchio
                                          -------------------------------
                                    Title:   Managing Director
                                           ------------------------------



                                    TCW SHARED OPPORTUNITY FUND II, L.P.

                                    BY:  TCW INVESTMENT MANAGEMENT
                                         COMPANY,
                                         its investment advisor



                                    By:   /s/ Jean-Marc Chapus
                                        ---------------------------------
                                    Name:   Jean-Marc Chapus
                                          -------------------------------
                                    Title:   President
                                           ------------------------------



                                    By:   /s/ John C. Rocchio
                                        ---------------------------------
                                    Name:   John C. Rocchio
                                          -------------------------------
                                    Title:   Managing Director
                                           ------------------------------